Dreyfus
New York Tax Exempt
Bond Fund, Inc.

ANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus New York Tax Exempt Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New York Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus New York Tax Exempt Bond Fund, Inc. perform during the period?

For the 12-month reporting period ended May 31, 2001, Dreyfus New York Tax Exempt Bond Fund, Inc. achieved a 11.99% total return.(1) In comparison, the fund's peer group, as measured by the Lipper New York Municipal Debt Funds category average, achieved a 11.98% total return for the same period.(2)

We attribute the fund's good performance to a generally favorable environment for municipal bonds. In addition, the fund's returns were enhanced by our efforts to rebalance the fund, which included increasing exposure to longer term bonds and reducing holdings of short-term securities.

What is the fund's investment approach?

The fund's objective is to seek as high a level of federal and New York state and New York city tax-exempt income as is consistent with the preservation of capital. We also seek a competitive total return, which includes both income and changes in share price.

To achieve these objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also use computer models to evaluate the performance of the bonds under various market scenarios, including a 0.25-percentage point rise in interest rates and a 0.50-percentage point decline. When
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we find securities that we believe potentially will provide participation when the market rises and some protection against declines, we tend to hold them for the long term. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund's performance. When the 12-month reporting period began, ongoing economic deterioration caused tax-exempt yields to decline modestly. The Federal Reserve Board began to take steps to stimulate economic growth in early January 2001, when it implemented the first of the reporting period's five short-term interest-rate cuts, for a total reduction of 2.5 percentage points. In this declining interest-rate environment, yields on newly issued municipal bonds fell.

In addition, the market was strongly influenced by supply-and- demand factors. Because of previously strong tax revenues, many New York municipalities had less need to borrow. As a result, the supply of municipal bonds was generally lower than during the same period one year earlier. At the same time, however, demand for high quality, tax-exempt securities surged from New York residents fleeing a declining stock market. These factors put additional downward pressure on municipal bond yields.

In this environment, we rebalanced the fund's holdings to conform more effectively to the maturity ranges that we believed would provide the best risk/return characteristics. These efforts included achieving greater diversity across all maturity ranges. We reduced the fund's holdings of short- and intermediate-term bonds, and redeployed those assets to long-term securities. We generally favored bonds that we expected to provide high levels of liquidity; that is, they would be relatively easy to sell at a competitive price. In addition, most new purchases were either insured or highly rated.(3) As a result of this strategy, we were able to lock in higher yields and participate in opportunities for capital appreciation while interest rates declined.

What is the fund's current strategy?

Our strategy continues to focus on maximizing current income and total return. In addition, our emphasis on high quality securities should help the fund avoid the potential pitfalls that typically accompany a sluggish economy. To that end, we have generally avoided riskier issuers such as hospitals.

In addition, because Puerto Rico bonds have recently offered more attractive values than comparable New York bonds, we have increased our holdings of bonds from that U.S. territory, which are exempt from federal, state and local taxes for New York residents. Of course, we are prepared to change our strategy as our view of New York's municipal bond market changes.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New York Tax Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           11.99%              6.18%             6.41%

(+) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE MENTIONED GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC. ON 5/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--94.3%

Allegany County Industrial Development Agency,

  Civic Facility Revenue:

      (Houghton College Civic Facility) 5.25%, 1/15/2018                                      2,750,000                2,636,535

      Revenue 5.60%, 8/1/2017 (Insured; FHA)                                                  1,700,000                1,766,198

Erie County Industrial Development Agency, Life Care

  Community Revenue (Episcopal Church Home)

   5.875%, 2/1/2018                                                                          11,000,000                9,872,170

Erie County Tobacco Asset Securitization Corp., Tobacco

   Settlement Asset-Backed 6.50%, 7/15/2032                                                  12,000,000               12,649,440

Huntington Housing Authority, Senior Housing Facility

  Revenue (Gurwin Jewish Senior Residences)

   6%, 5/1/2039                                                                               3,750,000                3,130,087

Long Island Power Authority, Electric Power and Light

  System Revenue:

      5.125%, 4/1/2012 (Insured; MBIA)                                                        7,000,000                7,270,550

      5.25%, 12/1/2014 (Insured; FSA)                                                        13,000,000               13,702,130

      5%, 9/1/2027 (Insured; FSA)                                                             7,500,000                7,211,175

      5.375% 5/1/2033                                                                         8,000,000                7,859,440

Metropolitan Transportation Authority, Revenue:

  Commuter Facilities, Service Contract

      6%, 7/1/2016 (Insured; FGIC)                                                            9,000,000                9,684,360

   Transit Facilities, Service Contract:

      7.125%, 7/1/2009                                                                        5,000,000                5,303,750

      6.625%, 7/1/2014 (Prerefunded 7/1/2002)                                                 5,950,000  (a)           6,280,582

Monroe County Industrial Development Agency, Revenue

   (DePaul Community Facilities) 5.875%, 2/1/2028                                             1,000,000                  801,090

Municipal Assistance Corporation for City of New York,

  Revenue:

      6%, 7/1/2005                                                                           13,000,000                14,161,680

      6.25%, 7/1/2008                                                                        14,455,000                16,317,671

Nassau County Tobacco Settlement Corp., Asset Backed

   6.40%, 7/15/2033                                                                           4,000,000                 4,172,160

New York City:

   5.20%, 8/1/2003                                                                              170,000                   177,036

   6.893%, 8/1/2003                                                                           7,415,000  (b,c)          8,024,068

   5.30%, 8/1/2004                                                                              170,000                   179,115

   7.093%, 8/1/2004                                                                           7,525,000  (b,c)          8,325,058

   6.50%, 3/15/2005                                                                          13,770,000                15,092,333

   5.45%, 8/1/2005                                                                              160,000                   170,616

   7.393%, 8/1/2005                                                                           4,920,000  (b,c)         5,566,980

   7.50%, 2/1/2006                                                                            2,510,000                2,620,415

   7.50%, 2/1/2006 (Prerefunded 2/1/2002)                                                       390,000  (a)             407,835

   5.75%, 2/1/2007 (Insured; AMBAC)                                                             305,000                  332,322

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   8.37%, 2/1/2007                                                                            6,000,000  (b,c)         7,075,020

   6.25%, 2/15/2007                                                                           2,075,000                2,245,752

   6.25%, 2/15/2007 (Prerefunded 2/15/2005)                                                   3,300,000  (a)           3,638,613

   5.10%, Series A 8/1/2008                                                                     120,000                  126,580

   5.10%, Series B 8/1/2008                                                                     130,000                  137,128

   6.816%, Series A 8/1/2008                                                                  4,430,000  (b,c)         4,907,377

   6.816%, Series B 8/1/2008                                                                  7,300,000  (b,c)         8,086,648

   5.75%, 8/15/2008                                                                           5,000,000                5,228,100

   5.20%, 8/1/2009                                                                              120,000                  126,412

   5.375%, 8/1/2009 (Insured; FGIC)                                                           7,000,000                7,524,440

   6.25%, 8/1/2009                                                                            9,825,000               10,697,755

   6.25%, 8/1/2009 (Prerefunded 8/1/2004)                                                        20,000  (a)              21,995

   7.016%, 8/1/2009                                                                           4,220,000  (b,c)         4,663,944

   6.50%, 8/15/2009                                                                          10,125,000               11,586,645

   5.25%, 8/1/2010                                                                              130,000                  136,574

   7.116%, 8/1/2010                                                                           8,105,000  (b,c)         8,911,285

   6.25%, 8/1/2010                                                                            9,385,000               10,218,670

   6.25%, 8/1/2010 (Prerefunded 8/1/2004)                                                        15,000  (a)              16,496

   7%, 10/1/2010 (Prerefunded 10/1/2002)                                                      3,860,000  (a)           4,122,017

   5.50%, 11/15/2010                                                                            110,000                  117,276

   6.60%, 11/15/2010                                                                          5,940,000  (b,c)         6,527,525

   5.25%, 3/15/2011 (Insured; FSA)                                                            8,000,000                8,498,080

   5.80%, 8/1/2011                                                                           18,775,000               19,916,520

   6%, 8/1/2011                                                                               9,750,000               10,530,682

   5.75%, 8/15/2011                                                                           4,025,000                4,181,774

   5.75%, 8/15/2011 (Prerefunded 8/15/2003)                                                   1,120,000  (a)           1,198,389

   5.75%, 2/1/2012                                                                            3,000,000                3,175,050

   5.25%, 3/15/2012 (Insured; FSA)                                                            4,000,000                4,211,160

   6.375%, 8/15/2012                                                                         10,365,000               11,205,809

   5.25%, 8/1/2013 (Insured; FSA)                                                            15,000,000               15,569,250

   5.35%, 8/1/2013 (Insured; FGIC)                                                            2,910,000                3,043,947

   5.875%, 8/15/2013                                                                          4,550,000                4,842,110

   7%, 10/1/2013 (Prerefunded 10/1/2002)                                                      5,000,000  (a)           5,338,050

   6%, 8/1/2014                                                                               2,250,000                2,416,117

   5.25%, 8/1/2015                                                                            5,100,000                5,214,648

   5.875%, 2/1/2016                                                                           2,500,000                2,636,150

   6%, 8/1/2017                                                                               3,000,000                3,193,350

   6%, 5/15/2018                                                                              4,475,000                4,838,683

   7%, 2/1/2020                                                                               5,930,000                6,298,016

   6%, 5/15/2020                                                                              3,500,000                3,760,785

   6%, 5/15/2021                                                                              2,500,000                2,688,150

   5.25%, 8/1/2021 (Insured; MBIA)                                                            4,000,000                4,011,560

   7.50%, 8/1/2021 (Prerefunded 8/1/2002)                                                     4,800,000  (a)           5,124,048

   5.50%, 5/15/2024                                                                          10,000,000               10,160,200


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   5.875%, 8/1/2024 (Insured; MBIA)                                                          14,700,000               15,418,095

   5.125%, 8/1/2025                                                                           7,000,000                6,782,650

   6.125%, 8/1/2025                                                                          12,250,000               13,006,070

   6%, 10/15/2026                                                                             2,305,000                2,432,582

   5%, 5/15/2028 (Insured; MBIA)                                                              4,000,000                3,845,960

   5%, 3/15/2029 (Insured; FGIC)                                                              5,000,000                4,800,300

   5.125%, 5/15/2029 (Insured; MBIA)                                                         10,000,000                9,781,700

New York City Health and Hospital Corp.,

   Health System Revenue 5.25%, 2/15/2017                                                     2,800,000                2,757,132

New York City Industrial Development Agency:

  IDR:

    (Brooklyn Navy Yard Cogen Partners):

         6.20%, 10/1/2022                                                                     8,925,000                9,110,283

         5.65%, 10/1/2028                                                                    12,500,000               11,668,875

         5.75%, 10/1/2036                                                                     9,000,000                8,427,510

      (Field Hotel Association LP) 6%, 11/1/2028                                             13,525,000               11,796,370

      Special Facilities Revenue (1990 American
         Airlines Inc. Project) 5.40%, 7/1/2020                                               9,000,000                8,490,240

New York City Municipal Water Finance Authority,
   Water and Sewer Systems Revenue:

      5.625%, 6/15/2011                                                                      14,800,000               15,429,148

      5.625%, 6/15/2019 (Insured; MBIA)                                                      17,335,000               17,843,262

      5.75%, 6/15/2029 (Insured; MBIA)                                                       11,000,000               11,434,610

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      5.25%, 11/15/2011                                                                       5,000,000                5,305,850

      5.25%, 11/15/2012                                                                       5,000,000                5,257,750

      6%, 8/15/2016 (Insured; FGIC)                                                           5,000,000                5,456,000

      5.75%, 8/15/2019                                                                        5,000,000                5,288,000

      5.50%, 5/1/2025                                                                         4,725,000                4,820,681

State of New York:

   5.625%, 8/15/2009                                                                         15,000,000               15,914,250

   5.70%, 8/15/2011                                                                           4,500,000                4,756,860

   6.125%, 11/15/2011                                                                         3,130,000                3,300,272

   5.80%, 10/1/2013                                                                           4,715,000                5,219,364

   5.875%, 3/15/2014                                                                          3,000,000                3,271,860

   5.50%, 7/15/2016                                                                          11,165,000               11,528,644

New York State Dormitory Authority, Revenues:

   8.437%, 5/15/2011                                                                          9,950,000  (b,c)        12,159,497

   (City University Systems):

      5.25%, 7/1/2008 (Insured; FGIC)                                                           200,000                  213,946

      7.255%, 7/1/2008 (Insured; FGIC)                                                        4,900,000  (b,c)         5,573,946

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  (City University Systems) (continued):

      7.454%, 7/1/2008 (Insured; FGIC)                                                        3,950,000  (b,c)         4,538,945

      5.35%, 7/1/2009 (Insured; FGIC)                                                           200,000                  215,122
5.50%, 7/1/2016 (Insured; AMBAC)                                                             24,000,000               24,786,720

      5.625%, 7/1/2016 (Insured; FGIC)                                                        9,120,000                9,879,696

      5.50%, 7/1/2019 (Insured; FSA)                                                         10,000,000               10,315,800

   Health, Hospital and Nursing Home:

      (Center for Nursing) 5.45%, 8/1/2017                                                    2,110,000                2,178,047

      (Frances Schervier Home)

         5.50%, 7/1/2017 (Insured; AGIC)                                                      3,900,000                3,949,257

      (Interfaith Medical Center):

         5.375%, 2/15/2013                                                                    4,580,000                4,747,124

         5.375%, 2/15/2015                                                                    4,165,000                4,254,672

      (Memorial Sloan Kettering Cancer Center)

         5.75%, 7/1/2020 (Insured; MBIA)                                                      3,000,000                3,264,810

      (Menorah Campus):

         5.95%, 2/1/2017 (Insured; FHA)                                                       3,000,000                3,183,540

         6.10%, 2/1/2037 (Insured; FHA)                                                       8,300,000                8,787,625

      (Miriam Osborne Memorial Home)

         6.875%, 7/1/2025 (Insured; ACA)                                                      6,105,000                6,690,164

      (North Shore University Hospital at Forest Hills)

         5.50%, 11/1/2013 (Insured; MBIA)                                                     2,625,000                2,850,382

   (New York Medical College)

      6.875%, 7/1/2021 (Insured; FGIC)                                                       19,310,000               20,512,627

   (New York University):

      5.75%, 7/1/2027 (Insured; MBIA)                                                        14,750,000               16,051,835

      5.50%, 7/1/2040 (Insured; AMBAC)                                                        8,000,000                8,388,000

   (Special Act School Districts Program)

      5.25%, 7/1/2013 (Insured; FSA)                                                          2,750,000                2,869,130

   (State University Educational Facilities):

      5.875%, 5/15/2011                                                                         100,000                  111,231

      7.50%, 5/15/2011                                                                        2,570,000                3,048,534

      7.50%, 5/15/2011 (Prerefunded 5/15/2010)                                                1,180,000  (a)           1,453,607

      5.50%, 5/15/2013                                                                          100,000                  107,774

      5.50%, 5/15/2013 (Insured; FGIC)                                                           35,000                   37,921

      8.02%, 5/15/2013 (Insured; FGIC)                                                        5,000,000  (b,c)         5,834,750

      7.932%, 5/15/2013 (Insured; MBIA)                                                       6,450,000  (b,c)         7,452,846

      Series B 5.75%, 5/15/2016 (Insured; FSA)                                                2,000,000                2,144,740
Series C 5.75%, 5/15/2016 (Insured; FSA)                                                      4,000,000                4,386,360

New York State Energy Research and
   Development Authority:

      Electric Facilities Revenue:

         (Consolidated Edison Co. Project)

            7.125%, 12/1/2029                                                                13,000,000               14,331,850



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and
  Development Authority (continued):

    Electric Facilities Revenue (continued):

         (Long Island Lighting Company Project):

            7.15%, 9/1/2019                                                                   8,930,000                9,473,748

            6.90%, 8/1/2022                                                                   1,715,000                1,824,177

            6.90%, 8/1/2022 (Prerefunded 1/21/2003)                                           1,295,000  (a)           1,391,801

            5.30%, 8/1/2025                                                                   5,200,000                4,964,492

      PCR (Central Hudson Gas)

         5.45%, 8/1/2027 (Insured; AMBAC)                                                     9,000,000                9,137,430

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 5/1/2008                                                                10,000                   10,782

   Housing Projects 6.10%, 11/1/2015 (Insured; FSA)                                          13,120,000               13,846,323

   Multi-Family Housing Secured Mortgage

      8.833%, 5/1/2008 (Guaranteed; SONYMA)                                                   4,995,000  (b,c)         5,769,325

   Service Contract Obligation

      5.375%, 9/15/2011 (Insured; MBIA)                                                       6,770,000                7,007,559

New York State Local Government Assistance Corp.

   6%, 4/1/2024                                                                               6,905,000                7,230,571

New York State Medical Care Facilities Finance Agency, Revenue:

  FHA Insured Mortgage:

    (Montefiore Medical Center)

         5.75%, 2/15/2015 (Insured; AMBAC)                                                    8,750,000                9,113,387

      (New York Hospital)

         6.50%, 8/15/2029 (Insured; AMBAC)                                                   12,000,000               13,431,120

   Hospital and Nursing Home FHA Insured Mortgage:

      6.45%, 2/15/2009

         (Prerefunded 2/15/2003) (Insured; FHA)                                               5,560,000  (a)           5,959,264

      6.125%, 2/15/2015                                                                      13,270,000               14,070,314

      (Saint Luke's and Waterfront Nursing Homes)

         6.85%, 2/15/2012 (Insured; FHA)                                                      5,190,000                5,409,745

   Insured Long Term Health Care

      6.45%, 11/1/2010 (Insured; FSA)                                                        10,875,000               11,558,711

   Mental Health Services 6%, 2/15/2025

      (Insured; MBIA) (Prerefunded 2/15/2005)                                                 8,710,000  (a)           9,598,768

New York State Mortgage Agency, Homeowner Mortgage,

  Revenue:

      5.10%, 10/1/2007                                                                          150,000                  156,514

      7.043%, 10/1/2007                                                                         860,000  (b,c)           934,700

      5.40%, 10/1/2010                                                                          160,000                  168,642

      7.643%, 10/1/2010                                                                       1,380,000  (b,c)         1,529,068

      5.55%, 10/1/2012                                                                          190,000                  198,643

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Mortgage Agency, Homeowner Mortgage,

  Revenue (continued):

      7.943%, 10/1/2012                                                                       2,405,000  (b,c)         2,623,807

      5.85%, 4/1/2017                                                                         6,725,000                7,011,216

      6%, 4/1/2017                                                                            6,000,000                6,261,960

      6.60%, 10/1/2019                                                                            5,000                    5,222

      10%, 10/1/2019                                                                          5,340,000  (b,c)         5,815,046

      6%, 10/1/2022                                                                           5,000,000                5,193,850

      6.20%, 10/1/2026                                                                          100,000                  104,130

      9.243%, 10/1/2026                                                                      14,000,000  (b,c)        15,156,400

      5.80%, 10/1/2028                                                                        8,945,000                9,191,793

      5.85%, 10/1/2028                                                                        9,900,000               10,168,587

      5.40%, 4/1/2029                                                                        10,000,000                9,976,300

      5.875%, 4/1/2030                                                                        7,000,000                7,215,670

New York State Power Authority,
   Revenue and General Purpose:

      6.625%, 1/1/2012 (Prerefunded 1/1/2002)                                                 1,300,000  (a)           1,354,847

      5.50%, 11/15/2015                                                                       3,500,000                3,586,590

      5.50%, 11/15/2016                                                                       5,000,000                5,109,450

      5.50%, 11/15/2017                                                                       3,500,000                3,565,240

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      5.50%, 4/1/2004                                                                           250,000                  263,467

      7.607%, 4/1/2004                                                                        3,875,000  (b,c)         4,289,237

      5%, 4/1/2006                                                                              250,000                  262,612

      6.607%, 4/1/2006                                                                       10,660,000  (b,c)        11,721,310

      5.25%, 4/1/2010                                                                        10,000,000               10,540,500

      6%, 4/1/2011                                                                            5,000,000                5,503,950

      6%, 4/1/2012                                                                            6,195,000                6,819,394

      5.75%, 4/1/2013 (Insured; MBIA)                                                         7,185,000                7,776,828

      5.75%, 4/1/2016 (Insured; MBIA)                                                        35,950,000               37,778,057

New York State Urban Development Corp.:

  Correctional Capital Facilities:

      5.625%, 1/1/2017 (Insured; FSA)                                                         5,865,000                6,073,208

      5.25%, 1/1/2030 (Insured; FSA)                                                          5,000,000                4,966,800

   Local or Guaranteed Housing

      5.50%, 7/1/2016 (Insured; FHA)                                                         13,250,000               13,676,385

   State Facilities 5.70%, 4/1/2020 (Insured; MBIA)                                          20,000,000               21,630,000

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           1,150,000                1,175,174

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.70%, 1/1/2028                                                  4,600,000                3,810,962


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York and New Jersey:

   (Consolidated Bond 93rd Series)
      6.125%, 6/1/2094                                                                       15,000,000               16,794,750

   (Consolidated Bond 99th Series):

      5.90%, 11/1/2012 (Insured; FGIC)                                                        6,840,000                7,297,186

      6%, 11/1/2013 (Insured; FGIC)                                                           5,810,000                6,219,082

   (Consolidated Bond 112th Series)

      5.25%, 12/1/2012 (Insured; FGIC)                                                        6,455,000                6,645,035

   (Consolidated Bond 118th Series):

      5.20%, 9/15/2012 (Insured; FGIC)                                                        6,750,000                7,011,765

      5.25%, 9/15/2013 (Insured; FGIC)                                                        6,750,000                6,991,988

   (Consolidated Bond 123rd Series)

      5%, 7/15/2028                                                                           5,000,000                4,834,000

   Special Obligation Revenue

      (JFK International Air Terminal-6):

         6.25%, 12/1/2013 (Insured; MBIA)                                                     6,000,000                6,905,400

         6.25%, 12/1/2014 (Insured; MBIA)                                                    10,000,000               11,520,200

         5.75%, 12/1/2022 (Insured; MBIA)                                                    24,000,000               24,889,200

Scotia Housing Authority, Housing Revenue

  (Coburg Village Inc. Project):

      6.10%, 7/1/2018                                                                         1,400,000                1,194,900

      6.15%, 7/1/2028                                                                         3,880,000                3,140,162

      6.20%, 7/1/2038                                                                        13,000,000               10,372,310

Suffolk County Industrial Development Agency:

  IDR (Nissequogue Cogen Partners Facility):

      5.30%, 1/1/2013                                                                         2,250,000                2,074,658

      5.50%, 1/1/2023                                                                         3,500,000                3,094,875

   Solid Waste Disposal Facilities Revenue,

      (Ogden Martin Systems):

         5.75%, 10/1/2006 (Insured; AMBAC)                                                       25,000                   27,175

         8.21%, 10/1/2006 (Insured; AMBAC)                                                    4,925,000  (b,c)         5,781,901

Tompkins County Industrial Development Agency,
   Civic Facility Revenue (Ithacare Center Project)

   6.20%, 2/1/2037 (Insured; FHA)                                                             6,000,000                6,390,120

Triborough Bridge and Tunnel Authority,

  General Purpose Revenues:

      5%, 1/1/2014                                                                            5,000,000                5,153,050

      5.30%, 1/1/2017                                                                         9,185,000                9,336,461

      5.375%, 1/1/2019                                                                        5,400,000                5,488,776

      5.50%, 1/1/2030                                                                        10,540,000               10,716,018

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                         11,000,000               11,517,660

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Watervliet Housing Authority, Residential Housing

  Revenue (Beltrone Living Center Project):

      6%, 6/1/2028                                                                            1,800,000                1,579,050

      6.125%, 6/1/2038                                                                        6,800,000                5,882,068

Yonkers Industrial Development Agency, Civic Facilities

  Revenue (Saint Joseph's Hospital):

      6.15%, Series A 3/1/2015                                                                1,000,000                  864,640

      6.15%, Series C 3/1/2015                                                                3,500,000                3,026,240

U.S. RELATED--5.0%

Children's Trust Fund of Puerto Rico, Revenue

   5.75%, 7/1/2014                                                                            2,905,000                3,048,304

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2010 (Insured; FSA)                                                               500,000                  548,450

   8.11%, 7/1/2010 (Insured; FSA)                                                             4,800,000  (b,c)         5,730,240

   Zero Coupon, 7/1/2015 (Insured; MBIA)                                                      5,000,000                2,486,600

   5.50%, 7/1/2015 (Insured; FSA)                                                            10,000,000               10,800,800

   6%, 7/1/2015 (Insured; MBIA)                                                               3,000,000                3,399,960

   5.25%, 7/1/2020 (Insured; FSA)                                                             5,000,000                5,136,800

   6%, 7/1/2026                                                                               5,000,000                5,670,900

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 5,000,000  (a)           5,277,800

      6%, 7/1/2022                                                                            9,500,000               10,680,850

      5%, 7/1/2036                                                                            8,500,000                8,092,680

Puerto Rico Infrastructure Financing Authority,

   Special Obligation 5.50%, 10/1/2040                                                        5,000,000                5,156,300

Puerto Rico Public Buildings Authority, Public

  Education and Health Facilities, LR

  5.75%, 7/1/2015

   (Guaranteed; Commonwealth of Puerto Rico)                                                  4,250,000                4,385,405

Virgin Islands Port Authority, Airport Revenue

   4.20%, 9/1/2002                                                                            2,720,000                2,712,085
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,369,669,250)                                                                          99.3%            1,438,637,312

CASH AND RECEIVABLES (NET)                                                                          .7%               10,409,465

NET ASSETS                                                                                       100.0%            1,449,046,777


Summary of Abbreviations

ACA                  American Capital Access

AGIC                 Asset Guaranty Insurance
                         Company

AMBAC                American Municipal Bond
                         Assurance Corporation

FGIC                 Financial Guaranty
                         Insurance Company

FHA                  Federal Housing Administration

FSA                  Financial Security Assurance

IDR                  Industrial Development Revenue

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                         Insurance Corporation

PCR                  Pollution Control Revenue

SONYMA               State of New York Mortgage
                         Association

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              44.5

AA                               Aa                              AA                                               23.3

A                                A                               A                                                21.5

BBB                              Baa                             BBB                                               3.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     7.3

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001,
     THESE SECURITIES AMOUNTED TO $156,998,923 OR 10.8% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,369,669,250 1,438,637,312

Cash                                                                  2,854,529

Interest receivable                                                  23,603,385

Receivable for shares of Common Stock subscribed                      1,054,437

Prepaid expenses                                                         20,030

                                                                  1,466,169,693
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           857,636

Payable for investment securities purchased                          15,944,400

Accrued expenses                                                        320,880

                                                                     17,122,916
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,449,046,777
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,381,347,043

Accumulated net realized gain (loss) on investments                 (1,268,328)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                              68,968,062
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,449,046,777
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      96,883,298

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.96

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     80,680,792

EXPENSES:

Management fee--Note 3(a)                                            8,577,555

Shareholder servicing costs--Note 3(b)                               2,045,173

Custodian fees                                                          91,960

Directors' fees and expenses--Note 3(c)                                 56,423

Professional fees                                                       46,763

Prospectus and shareholders' reports                                    33,291

Registration fees                                                       18,856

Loan commitment fees--Note 2                                            12,847

Miscellaneous                                                          202,322

TOTAL EXPENSES                                                      11,085,190

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (622,135)

NET EXPENSES                                                        10,463,055

INVESTMENT INCOME--NET                                              70,217,737
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              5,565,985

Net unrealized appreciation (depreciation) on investments           85,562,359

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              91,128,344

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               161,346,081

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                           -------------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         70,217,737          73,674,915

Net realized gain (loss) on investments         5,565,985          (3,174,980)

Net unrealized appreciation
   (depreciation) on investments               85,562,359        (110,965,650)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  161,346,081         (40,465,715)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (70,217,737)         (74,304,451)

Net realized gain on investments                 (87,029)         (13,749,867)

TOTAL DIVIDENDS                              (70,304,766)         (88,054,318)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 136,389,603         189,109,474

Dividends reinvested                           49,679,629          62,838,234

Cost of shares redeemed                      (216,015,784)       (337,588,572)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (29,946,552)         (85,640,864)

TOTAL INCREASE (DECREASE) IN NET ASSETS       61,094,763         (214,160,897)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,387,952,014        1,602,112,911

END OF PERIOD                               1,449,046,777        1,387,952,014
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,220,376          13,148,702

Shares issued for dividends reinvested          3,368,131           4,371,679

Shares redeemed                               (14,654,497)        (23,464,596)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,065,990)         (5,944,215)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended May 31,
                                                           ----------------------------------------------------------------------
                                                           2001             2000              1999            1998          1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.03            15.27             15.47             14.97        14.64

Investment Operations:

Investment income--net                                      .72              .72               .74               .75          .76

Net realized and unrealized

   gain (loss) on investments                               .93            (1.10)             (.06)              .63          .41

Total from Investment Operations                           1.65             (.38)              .68              1.38         1.17

Distributions:

Dividends from investment income--net                     (.72)             (.73)             (.74)             (.74)        (.76)

Dividends from net realized
   gain on investments                                    (.00)(a)          (.13)             (.14)             (.14)        (.08)

Total Distributions                                       (.72)             (.86)             (.88)             (.88)        (.84)

Net asset value, end of period                           14.96             14.03             15.27             15.47        14.97
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         11.99             (2.44)             4.47              9.36         8.14
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .73               .75               .75               .73          .74

Ratio of net investment income

   to average net assets                                  4.91              5.02              4.77              4.86         5.10

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                              .04               .05               .01               .00(b)       --

Portfolio Turnover Rate                                  17.57             37.67             20.77             35.86        74.46
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,449,047        1,387,952         1,602,113         1,672,193    1,702,686

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (the "Act"), as a non-diversified, open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,566 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective June 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
"Code"). To    the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken, from June 1,
2000    through    May    31,    2001    to    reduce    the    management fee
paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of
 .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $622,135 during the period ended May 31, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $1,506,601 pursuant
to    the    Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $404,756 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2001, redemption fees charged and retained by the fund amounted to $11,527.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $269,321,783 and $245,927,693, respectively.

At  May  31,  2001,  accumulated  net unrealized appreciation on investments was
$68,968,062,   consisting  of  $81,817,655  gross  unrealized  appreciation  and
$12,849,593 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus New York Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
New York, New York
July 5, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


NOTES


                      For More Information

                        Dreyfus New York Tax Exempt Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  980AR0501